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                                                                 Exhibit 10.2.3

                                AMENDMENT NO. 4
                              TO CREDIT AGREEMENT

         AGREEMENT, dated as of August 18, 2000, among HCC INDUSTRIES INC., a Delaware corporation (the "Borrower"), the lending institutions listed on the signature pages hereof (collectively, the "Lenders") and FLEET CAPITAL CORPORATION, as Agent (the "Agent").

         WHEREAS, the Borrower, the Lenders and the Agent are parties to that certain Credit Agreement, dated as of February 14, 1997, as amended, pursuant to which the Lenders have agreed, subject to certain terms and conditions, to make revolving advances to the Borrower and to issue or to cause the issuance of letters of credit for the account of the Borrower (such agreement being referred to herein as the "Credit Agreement");

         WHEREAS, in connection with the contemplated repurchase by the Borrower of certain senior subordinated notes, the Borrower has requested that certain changes be made to the provisions contained in the Credit Agreement, and the Lenders and the Agent are agreeable to making such changes, subject to the terms and conditions herein contained.

         NOW, THEREFORE, the Borrower, the Lenders and the Agent hereby agree as follows:

1. SECTION CAPITALIZED TERMS. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Credit Agreement.

2. SECTION AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement shall be, and upon the fulfillment of the conditions set forth in Section 3 hereof is, amended as follows:

         2.1 Section 8.07(b) of the Credit Agreement is amended by replacing the phrase ", and except that the Borrower may repurchase up to $20,000,000 in face value of the Senior Subordinated Debt within 60 days of the Second Amendment Date; PROVIDED that the aggregate amount paid by the Borrower shall not exceed 65% of the face value of the Senior Subordinated Debt repurchased by the Borrower" at the end of such Section 8.07(b) with the phrase ", and except that the Borrower may repurchase up to $20,000,000 in face value of the Senior Subordinated Debt on or before September 30, 2000; PROVIDED that the aggregate amount paid by the Borrower shall not exceed 50% of the face value of the Senior Subordinated Debt repurchased by the Borrower".

3. SECTION EFFECTIVENESS. This Agreement and the amendments contemplated hereby shall become effective when:

         (a) counterparts hereof have been duly executed and delivered to the Agent on behalf of the Borrower, the Subsidiary Guarantors, the Lenders and the Agent; and

         (b) the Agent shall be satisfied that, immediately after giving effect to the amendments contemplated hereby, there shall exist no Default or Event of Default and all representations and warranties contained herein, in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of such time except to the extent that such representations and warranties relate to an earlier specified date.

4. SECTION COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

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5.       SECTION REFERENCES TO CREDIT AGREEMENT. From and after the effectiveness of this Agreement and the amendments contemplated hereby, all references in the Credit Agreement to "this Agreement", "hereof', "herein", and similar terms shall mean and refer to the Credit Agreement, as amended and modified by this Agreement, and all references in other documents to the Credit Agreement shall mean such agreement as amended and modified by this Agreement.

6. SECTION RATIFICATION AND CONFIRMATION. The Credit Agreement is hereby ratified and confirmed and, except as herein agreed, remains in full force and effect. The Borrower represents and warrants that both on the date hereof and immediately after giving effect to the amendments herein contemplated (i) all representations and warranties contained in any Loan Document are and shall be true and correct in all material respects with the same effect as though such representations and warranties had been made both on and as of the date hereof and immediately after giving effect to the amendments herein contemplated (except to the extent that such representations or warranties expressly related to an earlier specified date) and (ii) there exists and shall exist no Default or Event of Default.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                HCC INDUSTRIES INC.

                                By:
                                   -------------------------------------------
                                Name:

                                Title:

                                FLEET CAPITAL CORPORATION, individually and as Agent

                                By:
                                   -------------------------------------------
                                Name:
                                Title: